SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 25, 2001
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


        Connecticut                                     06-1514263
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(State or other jurisdiction                          (IRS Employer
    of incorporation)                               Identification No.)


5 Bissell Street, Lakeville, Connecticut                   06039-1868
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(Address of principal executive offices)                   (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
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          The Board of Directors of Salisbury Bancorp,  Inc., the parent company of Salisbury Bank and Trust Company, declared a $.21 per share quarterly cash dividend for the second quarter of 2001.

          The quarterly cash dividend will be paid on July 30, 2001 to shareholders of record as of June 29, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          c. Exhibits.

          99. Press release dated May 29, 2001

Exhibit Index                                                         Page
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     99.              Press release dated May 29, 2001                  3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 29, 2001                    SALISBURY BANCORP, INC.


                                         By:    /s/ John F. Perotti
                                            ----------------------------------
                                             John F. Perotti, President and
                                                Chief Executive Officer